Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Gulf & Orient Steamship Company, Ltd. (the “Registrant”) on Form 10-Q for the period ending September 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), we, Michael Vardakis, President, and Melissa Ladakis, Secretary, Treasurer and Acting Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	November 14, 2017	By:	/s/Michael Vardakis
Michael Vardakis, President and Director

Date:	November 14, 2017	By:	/s/Melissa Ladakis
Melissa Ladakis, Secretary, Treasurer and Acting Chief Financial Officer